UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 October 7, 2003
                                 ---------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. Horton, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)




     Delaware                 1-14122                    75-2386963
 ---------------        ---------------------       ---------------------
(State or Other        (Commission File Number)     (IRS Employer
 Jurisdiction of                                     Identification No.)
 Incorporation)





           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.

(c)               Exhibits:

                  99.1 Press Release dated October 7, 2003 related to the Company's Net Sales Orders for the fourth quarter and fiscal year ended September 30, 2003.

Item 12.          Results of Operations and Financial Condition.

         On October 7, 2003, D.R. Horton, Inc. issued a press release announcing its Net Sales Orders for the fourth quarter ended September 30, 2003 and for the fiscal year ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 12.

         The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2003

                              D. R. Horton, Inc.


                              By: /s/ Bill W. Wheat
                              ---------------------
                                  Bill W. Wheat
                                  Executive Vice President and
                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Exhibit
-------           -------

99.1              Press Release dated October 7, 2003, filed with this report.